Exhibit 99.2

NASDAQ: AXSM June 2019 © Axsome Therapeutics, Inc.

FLS Forward-Looking Statements & Safe Harbor Certain information contained in this presentation may include “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. We may, in some cases, use terms such as “predicts,” “believes,” “potential,” “continue,” “estimates,” “anticipates,” “expects,” “plans,” “intends,” “may,” “could,” “might,” “will,” “should” or other words that convey uncertainty of future events or outcomes to identify these forward-looking statements. In particular, the Company’s statements regarding trends and potential future results are examples of such forward-looking statements. The forward-looking statements include risks and uncertainties, including, but not limited to, the success, timing and cost of our ongoing clinical trials and anticipated clinical trials for our current product candidates, including statements regarding the timing of initiation and completion of the trials, interim analyses and receipt of interim results, which are not necessarily indicative of the final results of our ongoing clinical trials; our ability to fund additional clinical trials to continue the advancement of our product candidates; the timing of and our ability to obtain and maintain U.S. Food and Drug Administration (“FDA”) or other regulatory authority approval of, or other action with respect to, our product candidates (including, but not limited to, FDA’s agreement with the Company’s plan to discontinue the bupropion treatment arm of the ADVANCE-1 study in accordance with the independent data monitoring committee’s recommendations); the Company’s ability to obtain additional capital necessary to fund its operations; the Company’s ability to generate revenues in the future; the potential for the ASCEND clinical trial to provide a basis for approval of AXS-05 for the treatment of major depressive disorder and accelerate its development timeline and commercial path to patients; the Company’s ability to successfully defend its intellectual property or obtain the necessary licenses at a cost acceptable to the Company, if at all; the successful implementation of the Company’s research and development programs and collaborations; the enforceability of the Company’s license agreements; the acceptance by the market of the Company’s product candidates, if approved; and other factors, including general economic conditions and regulatory developments, not within the Company’s control. These factors could cause actual results and developments to be materially different from those expressed in or implied by such statements. Forward-looking statements are not guarantees of future performance, and actual results may differ materially from those projected. The forward-looking statements are made only as of the date of this presentation and the Company undertakes no obligation to publicly update such forward-looking statements to reflect subsequent events or circumstance. This presentation also contains estimates and other statistical data made by independent parties and by us relating to market size and other data about our industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. Neither we nor any other person makes any representation as to the accuracy or completeness of such data or undertakes any obligation to update such data after the date of this presentation. In addition, these projections, assumptions and estimates are necessarily subject to a high degree of uncertainty and risk. © Axsome Therapeutics, Inc. 2

Axsome is addressing growing markets, where current treatment options are limited or inadequate, by leveraging well-characterized compounds to create novel therapeutics to meet unmet medical needs and improve the lives of patients. © Axsome Therapeutics, Inc. 3

Overview Our Technologies Enabling new and innovative medicines to treat CNS conditions Chiral & Formulation Chemistry MoSEIC™ Delivery Metabolic Inhibition Chemical Synthesis & Analysis © Axsome Therapeutics, Inc. 4

Overview Our CNS Candidates and Pipeline • Four differentiated clinical-stage CNS assets targeting significant and growing markets. • Patent protection to 2034-2036, worldwide rights. Preclinical Phase 1 Phase 2 Phase 3 Candidate Treatment Resistant Depression: Fast Track Designation Agitation in Alzheimer’s Disease: Fast Track Designation Ongoing Ongoing AXS-05 (DM + BUP) Major Depressive Disorder: Breakthrough Therapy Designation Smoking Cessation AXS-07 (MoSEIC™ Mx + Riz) AXS-12 (Reboxetine) Migraine: SPA Received Ongoing Narcolepsy; U.S. Orphan Designation Ongoing AXS-09 (DM + S-BUP) CNS Disorders Abbreviations: BUP = Bupropion; CNS = Central Nervous System; DM = Dextromethorphan; Mx = Meloxicam; Riz = Rizatriptan; S-BUP = Esbupropion; SPA = Special Protocol Assessment. © Axsome Therapeutics, Inc. 5 Product

Overview Axsome PPC Candidates and Pipeline • Two differentiated clinical-stage pain and primary care assets targeting significant and growing markets. • Patent protection to 2034, worldwide rights. Preclinical Phase 1 Phase 2 Phase 3 Candidate Knee OA with BMLs: SPA Received; Fast Track Designation Ongoing AXS-02 (DZT) CLBP with MCs AXS-06 (MoSEIC™ Mx + Eso) OA and RA Abbreviations: BML = Bone Marrow Lesions; CLBP = Chronic Low Back Pain; DZT = Disodium Zoledronate Tetrahydrate; Eso = Esomeprazole; MC = Modic Changes; Mx = Meloxicam; OA = Osteoarthritis; RA = Rheumatoid Arthritis; SPA = Special Protocol Assessment © Axsome Therapeutics, Inc. Product

AXS-05 Dextromethorphan (DM) + Bupropion (BUP) Novel therapy for CNS disorders: • Treatment Resistant Depression (TRD) • Agitation in Alzheimer’s Disease (AD) • Major Depressive Disorder (MDD) • Smoking Cessation © Axsome Therapeutics, Inc. 7

AXS-05 AXS-05: Novel Multimodal Single Target Therapy for CNS Disorders NMDA Multimodal Ketamine NMDA -1 NET SERT AXS-05 (Dextromethorphan/ Bupropion) NMDA -1 NET SERT nACh DAT Abbreviations: -1 = Sigma-1; DAT = Dopamine Reuptake Transporter; nACh = Nicotinic Acetylcholine Receptor; NMDA = N-methyl-D-aspartate; NET = Norepinephrine Reuptake Transporter; SERT = Serotonin Reuptake Transporter. © Axsome Therapeutics, Inc. 8

AXS-05 CNS Disorders: Mechanisms of Action Multimodal Activity Relevant Indications Mechanism of Action AXS-05 Related Agents Ketamine Memantine (Namenda®) • • NMDA Receptor Antagonist • • Fluvoxamine (Luvox®) Donepezil (Aricept®) Sigma-1R Agonist • • Duloxetine (Cymbalta®) Venlafaxine (Effexor®) Norepinephrine Reuptake Inhibitor • • • Escitalopram (Lexapro®) Fluoxetine (Prozac®) Sertraline (Zoloft®) Serotonin Reuptake Inhibitor Dopamine Reuptake Inhibitor • Bupropion (Wellbutrin®) Nicotinic ACh Receptor Antagonist • Bupropion (Wellbutrin®) Present Relevant 1. Indications listed are associated with the mechanism of action and are not related to either Dextromethorphan or Bupropion, unless specifically noted. 2. Agents do not contain Dextromethorphan or Bupropion, unless specifically noted. © Axsome Therapeutics, Inc. 9

AXS-05 CNS Disorders: Phase 1 Results Dextromethorphan AUC Dextromethorphan Cmax P<0.0001 P<0.0001 160.0 1700 158.1 0 0.0 Axsome data on file. © Axsome Therapeutics, Inc. 10 AUC0-12 ng*hr/mL Cmax ng/mL 3.8 DM 60 mgDM 60 mg + BUP 150 mg (AXS-05) 1686 28 DM 60 mgDM 60 mg + BUP 150 mg (AXS-05)

AXS-05 CNS Disorders: Depression Overview • 63% and 44% of MDD patients have inadequate response to initial therapy and second line therapy, respectively.2 • AXS-05 combines the MOA of 4 distinct anti-depressant drug classes into one novel oral therapeutic. • DM antidepressant effects demonstrated preclinically and clinically. • Phase 3 interim futility analysis: IDMC recommended trial continuation. • FDA Breakthrough Therapy Designation received for MDD. • Phase 2 MDD trial completed. 17.3M patients in the U.S.1 Preclinical Phase 1 Phase 2 Phase 3 Candidate Treatment Resistant Depression: Fast Track Designation Major Depressive Disorder: Breakthrough Therapy Designation Ongoing AXS-05 (DM + BUP) Abbreviations: DM = Dextromethorphan; BUP = Bupropion. 1. National Survey on Drug Use and Health (NSDUH). (2017). 2. Rush AJ, et al. Am J Psychiatry 2006;163:1905-1917. © Axsome Therapeutics, Inc. 11 Product

AXS-05 CNS Disorders: Depression Phase 2 Results 0 =0.169 P=0.024 P=0.003 P=0.007 P=0.013 1 2 3 4 5 6 Week AXS-05 Bupropion P-Value Primary Endpoint Change in MADRS Total Score over 6-Week Period (averaged) Change in MADRS Total Score at Week 6 -13.7 -17.2 -8.8 -12.1 < 0.001 0.013 © Axsome Therapeutics, Inc. 12 MADRS Total Score Change from Baseline AXS-05 Bupropion -2 -4 -6 -8 -10P -12 -14 -16 -18 -20 -22 Bas eline

AXS-05 CNS Disorders: TRD Phase 3 Design A Phase 3 trial to assess the efficacy and safety of AXS-05 in the treatment of TRD. 1:1 randomization of inadequate responders Period 2, Double-blind (6 weeks) Period 1, Open-label (6 weeks) N=250 Arm A AXS-05 (n=125) Arm B (n=125) BUP = Bupropion; DM = Dextromethorphan. • Primary Endpoint: Change in depression score from randomization to end of study, measured using the Montgomery-Asberg Depression Rating Scale (MADRS). • Key Inclusion Criteria: – Male or female 18-65 years old – History of inadequate response to 1 or 2 adequate antidepressant treatments • Interim futility analysis: Conducted in April 2018. IDMC recommended trial continuation. © Axsome Therapeutics, Inc. 13 Bupropion Bupropion (BUP + DM)

AXS-05 CNS Disorders: Agitation in AD Overview • Agitation seen in approximately 70% of AD patients.2 • Characterized by emotional distress, aggressive behaviors, disruptive irritability, disinhibition, and caregiver burden.4 • Associated with3,4: – – – Accelerated cognitive decline Earlier nursing home placement Increased mortality • No approved medication = unmet medical need. • Proof of concept: DM plus metabolic inhibitor reduced agitation in AD patients. 3.5M patients in the U.S.1,2 • Phase 2/3 interim futility analysis: IDMC recommended continuation of AXS-05 arm, no further enrollment to bupropion arm. • Phase 2/3 ongoing. Preclinical Phase 1 Phase 2 Phase 3 Candidate AXS-05 (DM + BUP) Agitation in Alzheimer’s Disease: Fast Track Designation Ongoing Abbreviations: DM = Dextromethorphan; BUP = Bupropion. 1. Hebert, LE, et al. Neurology. 2013;80:1778-1783. 2. Tractenberg R, et al. J Neuropsychiatry Clin Neurosci. 2002;14:11-18. 3. Antonsdottir IM, et al. Expert Opin Pharmacother. 2015;11:1649-1656. 4. Rabins PV et al. Alzheimers Dement. 2013; 9:204-207. © Axsome Therapeutics, Inc. 14 Product

AXS-05 CNS Disorders: Agitation in AD Clinical • Randomized, double-blind, placebo-Rationale Change in Agitation/Aggression Scores in AD with DM and Metabolic Inhibitor Quinidine (Q) controlled, two-stage trial. – Placebo (n=125), 30 mg DM + 10 mg quinidine (Q) (n=93), for stage 1. • DM+Q treatment reduced agitation/ aggression in AD by 46% vs. 24% for placebo (P<0.001)—primary endpoint. • Statistically significant improvement in multiple secondary endpoints. • DM plasma levels achieved with AXS-05 in target therapeutic range. • Potential for additional contribution from bupropion component of AXS-05. Placebo DM+Q 0.0 -1.0 -2.0 -3.0 P<0.001 -4.0 Cummings J, et al. JAMA. 2015;314:1242-1254. © Axsome Therapeutics, Inc. 15 Change in NPI Agitation/Aggression Domain

AXS-05 CNS Disorders: Agitation in AD Phase 2/3 Design A Phase 2/3 trial to assess the efficacy and safety of AXS-05 in the treatment of Agitation in AD. Screening Double-blind Phase (5 weeks) Arm A AXS-05 (n=145) Arm B N=435 1:1:1 randomization (n=145) Arm C (n=145) BUP = Bupropion; DM = Dextromethorphan. • Primary Endpoint: Cohen-Mansfield Agitation Inventory (CMAI). • Key Inclusion Criteria: – Diagnosis of probable Alzheimer’s disease – Clinically significant agitation • Interim futility analysis: Conducted in December 2018. IDMC recommended continuation of AXS-05 arm, no further enrollment into bupropion arm. © Axsome Therapeutics, Inc. 16 Placebo Bupropion (BUP + DM)

AXS-05 CNS Disorders: Smoking Cessation Overview • Smoking is single largest cause of preventable death in the U.S.1 • 70% of smokers want to quit and only 3-5% who attempt to quit without assistance are successful for 6-12 months.2 • Positive Phase 2 trial results (Duke University collaboration): – 25% greater reduction in average cigarettes per day for AXS-05 versus bupropion (p=0.0016) – Greater percentage of smokers experiencing >50% reduction in expired carbon monoxide (52.0% for AXS-05 versus 30.4% for bupropion, p=0.15). • AXS-05 represents a potentially new mechanism of action for smoking cessation. 40M patients in the U.S.1 Preclinical Phase 1 Phase 2 Phase 3 Candidate AXS-05 (DM + BUP) Smoking Cessation Abbreviations: DM = Dextromethorphan; BUP = Bupropion. 1. U.S. Department of Health and Human Services. The Health Consequences of Smoking: 50 Years of Progress. A Report of the Surgeon General. 2014. 2. Hughes JR, et al. Addiction. 2004;99(1):29-38. © Axsome Therapeutics, Inc. 17 Product

AXS-07 MoSEIC™ Meloxicam Rizatriptan + Novel therapy • Migraine for: © Axsome Therapeutics, Inc. 18

AXS-07 AXS-07: MoSEIC™ Meloxicam + Rizatriptan • Meloxicam is a new molecule for migraine—not currently approved or used for this indication due to prolonged Tmax for Migraine • MoSEIC delivery enables its use in abortive treatment of migraine – Rapid Tmax of MoSEIC meloxicam is ideal for migraine treatment – Extended half-life of MoSEIC meloxicam should lead to lower symptom recurrence • AXS-07 combines unique PK of MoSEIC meloxicam with proven efficacy of rizatriptan • Phase 3 trial is ongoing. 37M patients in the U.S.1 Preclinical Phase 1 Phase 2 Phase 3 Candidate AXS-07 (MoSEIC™ Mx + Riz) Migraine: SPA Received Ongoing Abbreviations: Mx = Meloxicam; Riz = Rizatriptan; SPA = Special Protocol Assessment. 1. Pleis JR, et al., Summary health statistics for U.S. adults: National Health Interview Survey, 2009. National Center for Health Statistics. Vital Health Stat 10(249). 2010. © Axsome Therapeutics, Inc. 19 Product

AXS-07 Migraine: MoSEIC™ Meloxicam Phase 1 Results Meloxicam Tmax after 15 mg Dose Mean Meloxicam Concentrations 2,500 2,000 MoSEIC™ - 1,500 b 1,000 IV usion) Mobic® - Oral - 0 1 2 3 4 5 012 3456789 10 11 1214 Hours 24 Hours • MoSEIC meloxicam Tmax 9 times faster than Mobic® (0.5 hour versus 4.5 hours, respectively, p<0.0001). • Therapeutic plasma levels achieved within 15 minutes of oral dosing of MoSEIC meloxicam. • MoSEIC meloxicam had higher mean Cmax (p=0.0018), faster time to therapeutic plasma concentration (p<0.0001), and time to half-maximal plasma concentration (p<0.0001) as compared to Mobic®. • Terminal half-lives were approximately 20 hours for MoSEIC meloxicam and 22 hours for Mobic®. Sources: Axsome data on file. IV and IM data from Euller-Ziegler et al., Inflamm Res 50, Supplement 1 (2001) S5–S9. © Axsome Therapeutics, Inc. 20 ng/mL 500 MoSEIC™ Meloxicam Mobi c® IV ( (inf Oral olus) IM

AXS-07 AXS-07: Differentiated Clinical Profile for Migraine Rapid absorption & onset of action Based on rapid absorption of MoSEIC meloxicam and expected additive effect of AXS-07 components Strong & consistent pain relief Potential for superior efficacy as compared to current treatments based on expected additive effect of AXS-07 components Sustained pain relief Based on extended MoSEIC meloxicam half-life and expected additive effect of AXS-07 components Pharmaco-economic benefits Potentially superior efficacy expected to result in reduced use of medication and medical services, reduced absenteeism and loss of productivity © Axsome Therapeutics, Inc. 21

AXS-07 CNS Disorders: Migraine Phase 3 Design A Phase 3 trial to assess the efficacy and safety of AXS-07 for the acute treatment of Migraine in adults. Screening Single dose, following a qualifying migraine (up to 10 weeks) Arm A AXS-07 (n=250) Arm B N=875 2:2:2:1 randomization (n=250) Arm C (n=250) Arm D Placebo (n=125) • Primary Endpoint: – Pain freedom at 2 hours post-dose – Freedom from most bothersome symptom at 2 hours post-dose • Key Inclusion Criteria: – Inadequate response to prior migraine therapy Confidential and Proprietary 22 Rizatriptan MoSEIC meloxicam

AXS-12 Reboxetine Novel therapy • Narcolepsy for: © Axsome Therapeutics, Inc. 23

AXS-12 CNS Disorders: Narcolepsy Overview • Debilitating sleep disorder characterized by excessive daytime sleepiness (EDS) and cataplexy. • Limited treatment options – All current approved drugs are scheduled – Only one approved agent for cataplexy. • AXS-12 showed potent activity in genetic mouse model of narcolepsy, and positive effects in human pilot trial in narcolepsy patients. • Phase 2 trial is ongoing. • U.S. Orphan Drug Designation. Orphan Disease 185,000 patients in the U.S. Preclinical Phase 1 Phase 2 Phase 3 Candidate AXS-12 (Reboxetine) Narcolepsy; U.S. Orphan Designation Ongoing © Axsome Therapeutics, Inc. 24 Product

AXS-12 CNS Disorders: Narcolepsy Scientific Rationale Number of narcoleptic episodes Total duration of narcoleptic episodes • Reboxetine dose-dependently r number of narcoleptic episodes in hypocretin (orexin)-deficient mice (P<0.0001) Adapted from Schmidt et al. Behav Brain Res. 2016 Jul 15;308:205-10. © Axsome Therapeutics, Inc. 25 educed the

Corporate Barriers to 32 Issued U.S. Patents 4 Issued O-U.S. Patents Entry 6 issued U.S. Patents 2 issued O-U.S. Patent Claims extending to 2034 >40 pending Claims extending to 2036 >25 pending Proprietary Manufacturing Drug Product Formulation Proprietary Manufacturing Drug Product Formulation MoSEIC™ Meloxicam (AXS-07, AXS-06) AXS-05 AXS-09 AXS-02 (and related compounds) 99 Issued U.S. Patents 55 Issued O-U.S. Patents Claims extending to 2034 >50 pending Proprietary Manufacturing API Synthesis © Axsome Therapeutics, Inc. 26

Corporate Our Team Management Board of Directors Roger Jeffs, PhD Former President, Co-CEO, Director United Therapeutics Corp. Prior positions at Amgen and Burroughs Wellcome Herriot Tabuteau, MD Founder & CEO Nick Pizzie, CPA, MBA CFO Myrtle Potter Former President, COO Genentech Prior positions at Bristol-Myers Squibb and Merck Mark Saad Former CFO Bird Rock Bio, Inc. Former COO of the Global Healthcare Group at UBS Mark Coleman, MD Medical Director National Spine and Pain Centers Diplomat of the American Board of Anesthesiology Herriot Tabuteau, MD Chairman 27 Cedric O’Gorman, MD, MBA SVP, Clinical Development & Medical Affairs Mark Jacobson, MA SVP, Operations © Axsome Therapeutics, Inc.

Corporate Key Financial Information Cash: $42.6 Million Debt (Face Value): $20.0 Million Common Shares Outstanding (Pro-Forma)1: 33.3 Million Options and Warrants Outstanding1: 3.3 Million • Financial guidance: Cash anticipated to fund operating requirements into at least the first quarter of 2021. 1. Consists of 3.1 million options and 0.2 million warrants. © Axsome Therapeutics, Inc. 28 As March 31, 2019

Overview Clinical Milestones Indication 2019 2020 Candidate TRD ! STRIDE-1 topline results (2H 2019) AD Agitation ADVANCE-1 topline results (1H 2020) ! MDD ASCEND topline results FDA Breakthrough Therapy Designation Ph 3 trial start (2Q 2019) Ph 3 topline results (2H 2019) Ph 2 topline results AXS-05 (DM + BUP) Smoking Cessation Migraine FDA SPA Granted MOMENTUM trial start MOMENTUM topline results (2H 2019) CONCERT trial start CONCERT topline results (2H 2019) AXS-07 (MoSEIC™ Mx + Riz) Narcolepsy AXS-12 (Reboxetine) Abbreviations: AD = Alzheimer’s Disease; BUP = Bupropion; DM = Dextromethorphan; MDD = Major Depressive Disorder; Mx = Meloxicam; Riz = Rizatriptan; SPA = Special Protocol Assessment; TRD = Treatment Resistant Depression. Accomplished milestone. ! Upcoming milestone. © Axsome Therapeutics, Inc. 29 Product

For more information, please contact Mark Jacobson SVP, Operations 212-332-3243 mjacobson@Axsome.com axsome.com

APPENDIX – AXSOME PPC © Axsome Therapeutics, Inc. 31

Overview Axsome PPC Candidates and Pipeline • Two differentiated clinical-stage pain and primary care assets targeting significant and growing markets. • Patent protection to 2034, worldwide rights. Preclinical Phase 1 Phase 2 Phase 3 Candidate Knee OA with BMLs: SPA Received; Fast Track Designation Ongoing AXS-02 (DZT) CLBP with MCs AXS-06 (MoSEIC™ Mx + Eso) OA and RA Abbreviations: BML = Bone Marrow Lesions; CLBP = Chronic Low Back Pain; DZT = Disodium Zoledronate Tetrahydrate; Eso = Esomeprazole; MC = Modic Changes; Mx = Meloxicam; OA = Osteoarthritis; RA = Rheumatoid Arthritis; SPA = Special Protocol Assessment Confidential and Proprietary Product

AXS-02 Disodium Zoledronate Tetrahydrate Novel therapy for chronic pain: • Knee Osteoarthritis (OA) with Bone Marrow Lesions (BMLs) • Chronic Low Back Pain (CLBP) with Modic Changes (MCs) © Axsome Therapeutics, Inc. 33

AXS-02 Chronic Pain: Differentiated Therapy AXS-02 Disodium Zoledronate Tetrahydrate Oral Dose Long-acting Targeted Therapy Non-opioid Novel Mechanism Mechanisms of Action Inhibits bone-resorbing osteoclasts Downregulates acid-sensing† ion channels Reduces pro-inflammatory cytokine production Anti-angiogenic †Acid is a well known cause of pain. © Axsome Therapeutics, Inc. 34

AXS-02 Chronic Pain: Knee OA with BMLs Overview • Bone marrow lesions (BMLs) on MRI are associated with pain in knee osteoarthritis (OA).1 MRI: knee side view* • BMLs are regions of increased bone turnover, and reduced mineral density.2,3 • Zoledronic acid inhibits bone resorption and increases mineral density. • Phase 3 trial initiated based on positive Phase 2 results with IV zoledronic acid. • Phase 3 interim analysis: IDMC recommended continuation to full enrollment Femur A P BML Tibia 7M patients in the U.S.4-9 Preclinical Phase 1 Phase 2 Phase 3 Candidate AXS-02 (DZT) Knee OA with BMLs: SPA Received; Fast Track Granted Initiated Abbreviations: DZT = Disodium Zoledronate Tetrahydrate. * MRI showing BML in medial tibia from Driban, et al. Arthritis Res Ther. 2013;15:R112. 1. Driban JB, et al. Arthritis Res Ther. 2013;15:R112. 2. Hunter DJ, et al. Arthritis Res Ther. 2009;11:R11. 3. Kazakia GJ, et al. Osteoarthritis Cartilage. 2013;21:94-101. 4. Lawrence RC, et al. Arthritis Rheum. 2008;58:26-35. 5. Zhang Y, Jordan. JM Clin Geriatr Med. 2010;26:355–69. 6. Tanamas SK, et al. Rheumatology. 2010;49:2413–19. 7. Guermazi A, et al. BMJ. 2012;345:e5339. 8. Jensen OK, et al. Spine J. Feb. 14, 2014;pii:S1529-9430(14)00214-9. 9. U.S. Census Bureau, Population April 1, 2010 to July 1, 2013. © Axsome Therapeutics, Inc. 35 Product

AXS-02 Chronic Pain: Knee OA with BMLs Phase 3 Design A Phase 3 trial to assess the efficacy and safety of AXS-02 in the treatment of pain of knee OA associated with BMLs. Clinical Knee OA Symptom Treatment 1 Study Screening, Baseline Double-blind Phase (24 weeks) Arm A AXS-02 (n=173) Special Protocol Assessment (SPA) received N=346 1:1 randomization Arm B (n=173) • Primary Endpoint: Change in pain intensity from baseline to week 24, measured using the 0-10 Numerical Rating Scale (NRS). • Key Inclusion Criteria: – Male at least 50 years of age or postmenopausal female, with knee OA and BMLs – Moderate or worse knee pain • Dosage: Once per week for six weeks; no drug for remainder of double-blind phase. © Axsome Therapeutics, Inc. 36 Placebo (disodium zoledronate tetrahydrate)

AXS-02 Chronic Pain: CLBP with MCs Overview • Modic changes (MCs) type 1 (M1) on MRI are associated with chronic low back pain (CLBP).1 • Increased bone turnover on bone scan is seen in M1 lesions.2 • Increased pro-inflammatory cytokines, and vascular density seen in M1 lesions.3 • Zoledronic acid reduces bone turnover, suppresses the production of inflammatory mediators, and is anti-angiogenic. • Phase 2 results: Zoledronic acid reduced pain in patients with CLBP. • FDA clearance received for IND for Phase 3 trial – initiation planned following readouts from CREATE-1 and STRIDE-1. • Issued U.S. patents: protection into 2034 – uses of oral zoledronic acid for low back pain. 1.6M patients in the U.S.4-7 Preclinical Phase 1 Phase 2 Phase 3 Candidate AXS-02 (DZT) CLBP with MCs Abbreviations: DZT = Disodium Zoledronate Tetrahydrate. * MRI showing modic type 1 lesions from Luoma K, et al. European Congress of Radiology (ECR). 2014;Poster B-0458. 1. Zhang Y, et al. Eur Spine J. 2008;17:1289-1299. 2. Järvinen J, et al. Spine: ISSLS Society Meeting Abstracts. Oct. 2011;Volume Suppl, Abstract GP127. 3. Rahme R, Moussa R. Am J Neuroradiol. 2008;29:838–42. 4. Lawrence RC, et al. Arthritis Rheum. 2008;58:26-35. 5. Zhang Y, Jordan. JM Clin Geriatr Med. 2010;26:355–69. 6. Jensen OK, et al. Spine J. Feb. 14, 2014;pii:S1529-9430(14)00214-9. 7. U.S. Census Bureau, Population April 1, 2010 to July 1, 2013. © Axsome Therapeutics, Inc. 37 Product

AXS-06 MoSEIC™ Meloxicam Esomeprazole Novel therapy: + • • Osteoarthritis Rheumatoid arthritis © Axsome Therapeutics, Inc. 38

MoSEIC™ OA and RA: MoSEIC™ Meloxicam Overview • MoSEIC meloxicam is a potent, oral, rapidly-absorbed, once-daily, non-opioid, COX-2 preferential, pain therapeutic. • Standard meloxicam has an extended Tmax (4-6 hours) which delays its onset of action.1,2 • Axsome’s MoSEIC (Molecular Solubility Enhanced Inclusion Complex) technology substantially increases the rate of absorption of meloxicam while maintaining its approximately 20-hour half-life. • Phase 1 results: 9 times faster Tmax, higher Cmax and similar half-life, compared to Mobic®. • Potential utility for migraine, and the signs and symptoms of OA and RA. • AXS-06 is a fixed-dose combination of MoSEIC meloxicam and esomeprazole (to reduce risk of NSAID-associated ulcers). IP Overview • 6 issued patents – protection through 2036. • Pharmacokinetic patents • More than 25 U.S. and international applications. 1. Mobic® (meloxicam) FDA Package Insert. 2. Euller-Ziegler et al., Inflamm Res 50, Supplement 1 (2001) S5–S9. © Axsome Therapeutics, Inc. 39

MoSEIC™ AXS-06: MoSEIC™ Meloxicam + Esomeprazole • AXS-06 is a fixed-dose combination of MoSEIC™ meloxicam and esomeprazole for OA & RA • Being developed to treat OA and RA, and to reduce the risk of NSAID-associated upper GI ulcers • Potentially best-in-class NSAID profile: – – – Oral administration with IV-like onset of action Long half-life for sustained effect and once-daily dosing Improved GI safety from esomeprazole component • Positive Phase 1 results: therapeutic meloxicam concentrations within 15 mins, gastroprotective esomeprazole concentrations • FDA Pre-IND written guidance received • AXS-06 is Phase 3-ready 120M NSAID TRx per year in the U.S. Preclinical Phase 1 Phase 2 Phase 3 Candidate AXS-06 (MoSEIC™ Mx + Eso) OA and RA Phase 3 ready Abbreviations: Eso = Esomeprazole; Mx = Meloxicam; OA = Osteoarthritis; RA = Rheumatoid Arthritis. © Axsome Therapeutics, Inc. 40 Product

axsome.com